                                                                   EXHIBIT 10.26


                          PICK 64 PURCHASE AGREEMENT
                                    BETWEEN
                           ALPHA MICROSYSTEMS, INC.
                                      AND
                             SEQUOIA SYSTEMS, INC.


AGREEMENT made this 24th day of March 1995 by and between Alpha Microsystems,
                    ----
Inc. of 3511 Sunflower, Santa Ana, California 92704 ("Seller") and Sequoia Systems, Inc. of 400 Nickerson Road, Marlborough, Massachusetts 01752 ("Buyer").


                                   Recitals
                                   --------

A. Seller is the developer of and owns all right, title and interest in a derivative work of Pick Systems' Pick operating system/database software (the "Pick Database"), which derivative work is known as Pick 64, as more fully defined in Paragraph 1(a), and licenses such derivative work to others as part of its customary business;

B. Seller desires to sell and Buyer desires to acquire the right to reproduce and license Pick 64 to others, all on the terms and conditions recited herein.


                                  Agreements
                                  ----------

1.  Purchase and Sale
    -----------------

     Subject to and upon the terms and conditions of this Agreement, Seller shall sell and deliver to Buyer at Closing, and Buyer shall purchase from Seller all of Seller's right, title and interest, including the right to reproduce and license to others, in:

     (a) Seller's derivative work, known as Pick 64, of the Pick Database, and all revisions thereof, as it is more particularly described in Exhibit A hereto, including all source code and all copies thereof (collectively, "Pick 64");

     (b) all of its inventions, discoveries, technology, design specifications, databases and know-how related to Pick 64;

     (c) all U.S. and foreign patents, copyrights, design rights, trademarks and any registrations or applications therefor related to Pick 64 and all rights to secure renewals, reissuances and extensions of the foregoing;

     (d) all of its trade secrets and confidential or proprietary information related to Pick 64;

     (e) the information contained in Exhibit B hereto;

     (f) the three computer systems and associated equipment and documentation listed in Exhibit C hereto.

2.  Purchase Price and Closing
    --------------------------

     The purchase price to be paid to Seller by Buyer hereunder shall be comprised of a guaranteed portion, as described in (a), below, and a second portion, payment of which is contingent upon the occurrence of certain events, as described in (b), below.

     (a) Subject to the conditions specified herein, at the Closing, Buyer shall deliver to Seller by wire transfer the sum of $100,000. Thereafter, Buyer shall deliver to Seller in immediately available funds five payments of $40,000 each, to be made within five business days of each of the following dates:

June 30, 1995, September 30, 1995, December 31, 1995, March 31, 1996 and June 30, 1996.

     (b) Buyer shall make further payments to Seller based on the number of Process Identification Blocks ("PIBs") of Pick 64 that Buyer licenses to third parties during the period commencing as of the date of this Agreement and ending eighteen (18) months after Buyer's first customer shipment of Pick 64 as part of a Buyer computer system, as follows: No payments will be made in respect of the initial 3,000 PIBs so licensed; however, Buyer shall pay Seller $100 for each PIB it so licenses thereafter to a maximum of 4,000 PIBs licensed subsequent to such initial 3,000 PIBS. Payments under this Paragraph 2(b) shall in no event exceed $400,000, and no payments shall be due in respect of any PIBs licensed by Buyer after the expiration of the 18-month period described above.

     (c) Payments due Seller under (b), above, shall be made within fifteen business days after the end of each calendar quarter for each qualifying PIB licensed by Buyer during such quarter.

     (d) Closing shall take place on or before March 24, 1995 at Buyer's offices, unless otherwise agreed ("Closing"); the actual date of Closing is referred to herein as the "Closing Date". At the time of Closing, Seller shall ship to Buyer's Marlborough, Massachusetts office the master media containing Pick 64 and shall deliver to Buyer all physical, printed and electronic copies, executable object code versions, source code, simulations, program listings, system documentation, manuals, software diagnosis reports, engineering notebooks, flow charts, programmer notes, development and maintenance records, bug-fixes, updates, revisions, releases, marketing materials, and the like related to Pick 64, title to all of which shall pass to Buyer.


3.  Reports and Audit Rights
    ------------------------

     (a) Buyer shall keep complete and accurate records of all Pick 64 licensing activity relevant to the determination of payments required to be made to Seller under Paragraph 2 hereof and within fifteen business days after the end of each calendar quarter shall provide Seller a reasonably detailed written report of such activity during such quarter together with the calculation of such payments. Such record-keeping and reporting obligation shall expire after Buyer makes the required report for the last quarter of the 18-month period described in Paragraph 2(b).


     (b) Seller may at its expense inspect Buyer's records of Pick 64 licensing activity at anytime during normal business hours upon at least 72 hours prior notice solely for the purpose of verifying the accuracy of the payments required of Buyer pursuant to Paragraph 2(b). Such inspections may be made not more than twice prior to the expiration of the 18-month period referred to above and once, within six months, thereafter. All information obtained during such inspection shall be considered Information subject to the Non-Disclosure Agreement dated, December 21, 1995 between Seller and Buyer. Should such audit disclose any underpayment in excess of $500.00, Buyer shall reimburse Seller its reasonable costs of conducting such audit.


4.  Seller's Agreements with Others
    -------------------------------

     Except as specifically provided herein, Buyer shall not acquire by purchase, assignment, transfer or otherwise any contracts, licenses, leases or other agreements, written or oral, express or implied, executory or completed, or any rights, liabilities or obligations thereunder, between Seller and any other party or person.


5.  Non-Assumption of Liabilities
    -----------------------------

     Buyer shall not assume or agree to perform, pay or discharge, and Seller shall remain unconditionally liable for, all obligations, liabilities and commitments, fixed or contingent, known or unknown, of Seller or its employees, officers of directors related to Pick 64 or otherwise.


6.  Training
    --------

     Seller agrees to provide without charge to Buyer, on a schedule to be agreed upon, fourteen days of training at Seller's Santa Ana, California office for each of six Buyer employees in the structure, operation and maintenance of Pick 64, such training to be conducted by experienced Seller personnel knowledgeable in the subject matter.


7.  [Deleted]


8.  Buyer's Due Diligence
    ---------------------

     Seller will permit Buyer to conduct a thorough due diligence investigation of Seller's business as it relates to Pick 64 and will cooperate with Buyer in giving Buyer access to Seller's engineering, technical, maintenance, sales and marketing, accounting and executive employees who are most knowledgeable about Pick 64 and Seller's Pick 64 business. Seller will also cooperate with Buyer in arranging meetings between Buyer and a reasonable number of Pick 64 customers selected by Buyer for purposes of evaluating user experiences with Pick 64.


9.  Pick Systems License Agreement
    ------------------------------

     Buyer will cooperate with Seller in obtaining the consent of Pick Systems, Inc. to permit Buyer to license and sublicense Pick 64 to others under the terms of Buyer's existing Pick Systems-Open Architecture License Agreement.


10.  Seller's Representations
     ------------------------

     Seller represents and warrants to Buyer that the statements contained in this Paragraph are true and correct:

     (a)  Organization.  Seller is a corporation duly organized, validly
          ------------
existing and in good standing under the laws of the State of California and has requisite power and authority to use, maintain and license Pick 64 to others, subject to the terms of Seller's Open Architecture License Agreement with Pick Systems dated December 9, 1986 (the "Pick License"), to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     (b)  Authorization.  The execution and delivery of this Agreement and the
          -------------
consummation by Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes the valid and legally binding obligation of Seller, enforceable in accordance with its terms.

     (c)  Noncontravention.  The execution and delivery of this Agreement will
          ----------------
not (i) conflict with or violate Seller's charter or bylaws, (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver (except the consent of Seller's primary lender which Seller shall use commercially reasonable efforts to obtain) under, any contract, license, sublicense, security interest, agreement or other arrangement to which Seller is bound or is a party and which relates to Pick 64 (excepting the Pick License), (iii) result in the imposition of any security interest upon Pick 64, (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Seller.


     (d)  Rights in Pick 64.  Except to the extent that Pick 64 is a derivative
          -----------------
work of the Pick Database, owned by Pick Systems, Inc., Seller is, and at the Closing will be, the sole true and lawful owner of Pick 64 and will have the right to sell and transfer to Buyer good and clear title to Pick 64, free and clear of all claims, liabilities, liens, pledges and encumbrances of any kind. Upon the Closing, Buyer will have good and clear title to Pick 64, except to the extent of the interest of Pick Systems in the underlying work noted in the prior sentence, free and clear of all security interests, mortgages, pledges, restrictions, prior assignments, encumbrances and claims of any kind whatsoever.


     (e)  Quality.  To the best of Seller's knowledge, Pick 64 is free from
          -------
material errors and defects and all computer viruses, code blocks and other harmful code, does not require unreasonable levels of maintenance, support or troubleshooting and will operate in all material respects in accordance with Seller's published user documentation as set forth in Exhibit A. The documentation, manuals and other materials listed in Paragraph 1(a) document in reasonable detail all of the functions of, and relevant information related to the operation, maintenance and support of, Pick 64 and are sufficient to enable a person of reasonable skill in the field to understand the functionality and operation of Pick 64 and to maintain and support it.

     (f)  Maintenance of Rights to Pick 64.  Seller has taken reasonable
          --------------------------------
measures consistent with industry practice to maintain its rights in and to Pick 64 and has not disclosed its source code or other confidential or proprietary information constituting, embodied in or pertaining to Pick 64 to any person and has taken reasonable measures to prevent such disclosure, other than disclosure of such source code to employees and independent contractors of Seller pursuant to binding nondisclosure agreements with such persons which are in full force and effect. Seller has not distributed Pick 64 except pursuant to binding license or sublicense agreements that remain in full force and effect. No licensees of Seller have been permitted to distribute Pick 64, and no third parties are permitted to use Pick 64, except pursuant to sublicense agreements, a form of which has been provided to Buyer. To Seller's knowledge, no unauthorized third parties are using Pick 64 for commercial purposes, are distributing Pick 64 to others or are supporting or maintaining Pick 64 on a commercial basis.

     (g)  Litigation.  Seller is not a party to or threatened with, any
          ----------
litigation, suit, action, investigation, proceeding or controversy before any court, administrative agency or other governmental authority relating in any way to Pick 64.

     (h)  Customers.  Exhibit B, to be delivered at Closing, shall be a complete
          ---------
and accurate list of the names, addresses, any last known telephone numbers and contact personnel of all parties known to Buyer who are currently, or who have been at anytime in the previous five years, Pick 64 licensees or sublicensees.

     (i)  Disclosure.  No representation or warranty by Seller herein contains
          ----------
any untrue statement of a material fact or omits any material fact necessary in order to make the statements contained therein not misleading. Seller has not knowingly failed to disclose any material fact relating to the transaction contemplated by this Agreement.


11.  Buyer's Representations
     -----------------------

     Buyer represents and warrants to Seller that the statements contained in this Paragraph are true and correct:

     (a)  Organization.  Buyer is a corporation duly organized, validly existing
          ------------
and in good standing under the laws of the State of Delaware and has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

     (b)  Authorization.  The execution and delivery of this Agreement and the
          -------------
consummation by Buyer of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes the valid and legally binding obligation of Buyer, enforceable in accordance with its terms.

     (c)  Noncontravention.  The execution and delivery of this Agreement will
          ----------------
not (i) conflict with or violate Buyer's charter or bylaws or (ii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.


12.  Pre-Closing Covenants
     ---------------------

     From the date hereof and until the Closing occurs:


     (a)  Public Announcements.  Except as otherwise required by law, any public
          --------------------
announcements regarding this Agreement or its subject matter shall be subject to the prior written approval of both parties, which approval shall not be unreasonably withheld or delayed. The parties agree to cooperate in the issuance of a joint or separate press releases within three business days after Closing.

     (b)  Conduct of Business.  Seller shall (i) continue to support and
          -------------------
maintain Pick 64 in the ordinary course in accordance with its past practice and shall preserve Seller's relationship with Pick 64 licensees, sublicensees and others having business relationships with it, (ii) not pledge, mortgage or encumber Pick 64 or subject it to any security interest and shall not sell, transfer or license Pick 64, other than licenses in the ordinary course of business, (iii) not take any action or fail to take any action permitted by this Agreement with the knowledge that such action or failure to take action would result in any of the Seller representations or warranties set forth herein becoming untrue or any of the conditions set forth in Paragraph 14 not being satisfied, or (iv) agree to take any of the foregoing actions.

     (c)  Communications with Licensees and Sublicensees.  Seller and Buyer will
          ----------------------------------------------
cooperate in communicating with Seller's licensees and sublicensees regarding the sale of Pick 64 to Buyer.

     (d)  Continued Truth of Representation and Warranties.  Neither party will
          ------------------------------------------------
take any actions that would result in any of its respective representations or warranties set forth herein being untrue.

     (e)  Exclusive Dealing.  Seller shall not solicit, initiate, or engage in
          -----------------
discussions or negotiations with any other party concerning any sale or other disposition of Pick 64, other than through licenses and sublicenses in the ordinary course of business.


13.  Satisfaction of Conditions
     --------------------------

     Buyer and Seller agree to use their best efforts to obtain satisfaction of the conditions set forth in this Agreement.


14.  Conditions to Buyer's Obligations
     ---------------------------------

     Buyer's obligations hereunder are subject to the fulfillment, at the Closing Date, of the following conditions:


     (a)  Continued Truth of Seller's Representation and Warranties; Compliance
          ---------------------------------------------------------------------
with Covenants and Obligations.  Seller's representations and warranties shall
- ------------------------------
be true in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date. Seller shall have performed and complied in all material respects with all terms, conditions, covenants, obligations and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     (b)  Corporate Proceedings.  All corporate and other proceedings required
          ---------------------
to be taken by Seller to authorize or carry out this Agreement and to convey Seller's rights in Pick 64 to Buyer shall have been taken.


     (c)  Consents of Third Parties.  Buyer and Seller shall have received all
          -------------------------
requisite consents and approvals of third parties whose consent or approval is required to consummate the transactions contemplated hereby, including, without limitation, the agreement of Pick Systems, Inc., referred to in Paragraph 9, and the consent of Seller's primary lender.

     (d)  Adverse Proceedings.  No action or proceeding by or before any court
          -------------------
or other governmental body shall have been instituted or threatened that shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement or which might affect Buyer's right to use Pick 64 or to own the rights to Pick 64 being conveyed hereby.

     (e)  Due Diligence.  Buyer shall have completed its due diligence
          -------------
investigation to its satisfaction.

     (f)  Closing Deliveries.  Buyer shall have received at Closing (i) such
          ------------------
instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to Buyer, as shall be appropriate to convey, transfer and assign to, and vest in, Buyer, good and clear title to Pick 64, (ii) such certificates of Seller's officers evidencing satisfaction of the condition specified in this Paragraph 14 as Buyer shall reasonably request, (iii) certificates of Seller's Secretary attesting to the incumbency of Seller's officers and the authenticity of the resolutions authorizing the transactions contemplated hereby, (iv) such other certificates, instruments or documents as Buyer may reasonably request and (v) Exhibit B.


15.  Conditions to Seller's Obligations
     ----------------------------------

     Seller's obligations hereunder are subject to the fulfillment, at the Closing Date, of the following conditions:


     (a)  Continued Truth of Buyer's Representation and Warranties; Compliance
          --------------------------------------------------------------------
with Covenants and Obligations.  Buyer's representations and warranties shall be
- ------------------------------
true in all material respects on and as of the Closing Date as though such representations and warranties were made on and as of such date. Buyer shall have performed and complied in all material respects with all terms, conditions, covenants, obligations and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing Date.

     (b)  Corporate Proceedings.  All corporate and other proceedings required
          ---------------------
to be taken by Buyer to authorize or carry out this Agreement shall have been taken.

     (c)  Adverse Proceedings.  No action or proceeding by or before any court
          -------------------
or other governmental body shall have been instituted or threatened that shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

     (d)  Closing Deliveries.  Seller shall have received at Closing (i) such
          ------------------
certificates of Buyer's officers evidencing satisfaction of the condition specified in this Paragraph 14 as Seller shall reasonably request, (ii) certificates of Buyer's

Secretary attesting to the incumbency of Buyer's officers, and (iii) such other certificates, instruments or documents as Seller may reasonably request.

     (e)  Consents of Third Parties.  Seller shall have obtained the consent of
          -------------------------
its primary lender to the transaction contemplated hereby.


16.  Indemnification
     ---------------

     (a)  By Seller and Buyer.  Seller and Buyer each hereby indemnifies and
          -------------------
holds harmless the other against all claims, damages, losses, liabilities, costs and expenses reasonably and actually incurred by the other in connection with
(i) any breach by the indemnifying party of any covenant, agreement, representation or warranty contained in this Agreement, (ii) any misrepresentation contained in any certificate or other document furnished by the indemnifying party pursuant to this Agreement.

     (b)  By Seller.  Seller further agrees to indemnify and hold harmless Buyer
          ---------
against all claims, losses, liabilities, costs and expenses reasonably and actually incurred by Buyer in connection with (i) any claims against, or liabilities or obligations of, Seller or against Pick 64 that are not specifically assumed by Buyer pursuant to this Agreement and (ii) any warranty claim or product liability claim relating to any copy or copies of Pick 64 licensed or sublicensed by Seller prior to the Closing Date.


     (c)  By Buyer.  Buyer further agrees to indemnify and hold Seller harmless
          --------
against all claims, losses, liabilities, costs and expenses reasonably and actually incurred by Seller in connection with any warranty claim or product liability claim relating to any copy or copies of Pick 64 licensed or sublicensed by Buyer on or after the Closing Date.


     (d)  Survival of Representations; Claims for Indemnification.  All
          -------------------------------------------------------
representations and warranties made by the parties herein shall survive the Closing and any investigation made by or on behalf of the parties. All such representations and warranties shall expire on the second anniversary of the Closing Date, except for claims, if any, asserted in writing prior to such second anniversary, which shall survive until finally resolved and satisfied in full. All claims and actions for indemnity hereunder shall be asserted or maintained in writing by a party hereto on or prior to the expiration of such two-year period.


17.  Noncompetition
     --------------

     Seller shall not for a period of five years following the Closing, without the prior written consent of Buyer, design, produce, market, sell, distribute, license, sublicense or permit any other party to use any software product that is a derivative work of the Pick Database or whose origin relates to the Pick operating system/database software or is otherwise related to the same. Nothing herein, however, shall restrict Seller's right (a) to market systems which use other unrelated operating systems or (b) to provide hardware services for or maintain the hardware for Pick-based systems.

18.  Support to Seller's Licensees.  Buyer agrees to make its support services
     -----------------------------
and other services relating to Pick 64 available to those licensees listed on Exhibit B ("Seller's Licensees") substantially to the same extent and on substantially the same terms as it makes support available to its own Pick 64 licensees, and to include Seller's Licensees on any of its general mailings to its own Pick 64 licensees.


19.  Termination
     -----------

     This Agreement shall terminate at midnight E.S.T. on March 31, 1995 if the Closing has not by that date occurred, unless such date is extended by mutual written agreement of the parties. This Agreement may be terminated by either party if at anytime prior to Closing there shall occur a material breach of any of the representations, warranties or covenants of the other party or the failure by the other party to perform any condition or obligation hereunder. Notwithstanding the foregoing, the following Paragraphs of this Agreement shall survive any termination in accordance with their terms: 12(a) ("Public Announcements"), 12(e) ("Exclusive Dealing"), 19 ("Termination") and 20 ("General").


20.  General
     -------

     (a) Notices.  Any notices to be given hereunder shall be sufficiently given
         -------
if delivered personally or sent by facsimile, overnight delivery service, or registered or certified mail, postage prepaid, addressed as follows or to such other address of which the parties may have given notice:


          To Seller:  Alpha Microsystems, Inc.
                      3511 West Sunflower Avenue
                      Santa Ana, CA 92704
                      Attention:  President

          To Buyer:  Sequoia Systems, Inc.
                     400 Nickerson Road
                     Marlborough, MA 01752
                     Attention:  President


Such notices shall be deemed received (i) on the date delivered, if delivered personally, (ii) upon receipt, if sent by facsimile or overnight delivery service, or (iii) three business days after being sent by registered or certified mail.


     (b) Brokers.  The parties each represent and warrant that each has not
         -------
engaged any broker or finder or incurred any liability for brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement. Each party agrees to indemnify and hold harmless the other against claims or liabilities asserted against it with respect to such fees or commissions.


     (c) Assignment.  Neither party may assign this Agreement without the prior
         ----------
written consent of the other, which consent shall not be unreasonably withheld.


     (d) Taxes.  Notwithstanding any provisions of law imposing the burden of
         -----
such taxes on Seller or Buyer, as the case may be, Buyer shall be responsible for and shall pay all sales, use and transfer taxes, and all other governmental charges, if any, upon the sale or transfer of Pick 64 to Buyer.


     (e) Entire Agreement.  This Agreement represents the entire understanding
         ----------------
and agreement between the parties with respect to its subject matter and supersedes all prior oral and written negotiations, commitments and understandings between them. This

Agreement may be amended only in writing signed by authorized representatives of both parties.


     (f) Governing Law.  This Agreement is made in and shall be governed by and
         -------------
construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws principles.


     (g) Severability.  The invalidity or unenforceability of any provision
         ------------
of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.


     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.


SEQUOIA SYSTEMS, INC.                   ALPHA MICROSYSTEMS, INC.


By: /s/ SIGNATURE APPEARS HERE          By: /s/ SIGNATURE APPEARS HERE
    ----------------------------            ----------------------------


Title:  President and CEO               Title:  President and CEO
        ------------------------                ------------------------

                                                                       EXHIBIT A
                                                                       ---------


Alpha Microsystems, Inc. Pick 64+, Volumes I and II, including the following:


                                  Volume I
                                  --------

Pick 64+ User Guide
Pick 64+ 2.3 Release Note
Pick 64+ Quick Reference Booklet
Pick 64+ Q 2.3 G01 Release Note


                                  Volume II
                                  ---------

Jet  Word Users Guide
Pick 64+ Basic Reference Manual
Pick 64+ System Operators Guide

                                                                       EXHIBIT B

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
0010938     A I R S, INC                                  (404) 949-0133  ED STACKS                        003
            2175-A W. COUNTY LINE ROAD                    (404) 949-2773                        FAX #
            DOUGLASVILLE, GA  30135
            USA     PROFILE: AMS, DEALER

0031945     A K C                                         (201) 476-0748  KOMET, ARNOLD                    003
            30 KINDERKAMACK ROAD                          (201) 476-9061                        FAX #
            WOODCLIFF LAKE, NJ  07675
            USA     PROFILE: AMS, SERV,
                             DEALER, ASSC-D

0010917     ABACUS DATA SYSTEMS                           (516) 487-3418  ETESSAMI, MEHRAN                 003
            P. O. BOX 4267
            GREAT NECK, NY  11023
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: SHIPPING ADDRESS:
                           13 CATALINA DR.
                           KINGS POINT, NY 11024

0010937     ABRAXAS SYSTEMS                               (404) 948-3396  SUE A. CRANE                     003
            109 SHANE WAY                                 (404) 739-4924                        FAX #
            MABLETON, GA  30059
            USA     PROFILE: AMS, DEALER, ASSC-D
            SALES MEMOPAD: -  03/02/94 02:23 PD   :
                              FORMERLY S A C ASSOCIATES
                           ----

0091308     ACCESS SOFTWARE, INC.                         (305) 823-4249  LEONG, W. PAUL                   003
            6187 N.W. 167TH STREET, H-39                  (305) 556-3047
            MIAMI, FL  33015
            USA     PROFILE: AMS, DEALER

9210410     ACCOUNTING PLUS SYSTEMS, INC.                 (203) 677-5477  HANSHAW III, FRANK               003
            101 WEST BROAD ST., SUITE 300                                 E1041
            FALLS CHURCH, VA  22046
            USA     PROFILE: AMS, SERV, DEALER
            SALES MEMOPAD: FORMERLY:  ACCOUNTING
                                      PLUS SYSTEMS
                           ----

0031849     ACCURATE COMPUTER TECH.                       (714) 651-8845  PATEL, ANIL                      001
            P. O. BOX 4982                                (714) 651-8489                        FAX #
            DIAMOND BAR, CA  91765
            USA     PROFILE: AMS, DEALER

9410370     ACTIVE DATA PROCESSING                        (510) 460-8488  BRENTON, DOUGLAS H.              002
            6666 OWENS DRIVE                                              W1037
            PLEASANTON, CA  94588
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: -  04/23/93 10:06 PD   :
                              TERMINATED 4/19/93
                           ----
                           -  04/23/93 10:12 PD   :
                           ----

9210810     ADVANCED MFG. TECHNIQUES, INC.                (216) 732-9191  SPADARO, MICHAEL F.              003
            26380 CURTIS WRIGHT PKWY. 302                 (216) 732-9220  FKA COMPLETE INF      FAX #
            CLEVELAND, OH  44143
            USA     PROFILE: AMS, DEALER

                                                                           PHONE-1         CONTACT-1
CUST #   NAME                                                              PHONE-2         CONTACT-2                          SLSMAN
- ------------------------------------------------------------------------------------------------------------------------------------
         SALES MEMOPAD: MICHAEL SPADARO (JOE)

                        DEALER COUNCIL

                        ASSUMED BY ADVANCED MANUFACTURING TECHINQUES --
                        NEW DEALER AGREEMENT SENT 3/22/91.
                        FORMERLY COMPLETE INFORMATION SYSTEMS - NAME
                        CHANGED/NEW CONTRACTS FILED 4/19/91.

9410890  AMERICAN COMPUTER ENTREPRENEUR                                    (713) 772-0600  JANKEL, DARYL L.                    003
         P.O. BOX 498                                                      (000) 000-0000  DARYL             FAX NOT ALWAYS 0
         SUGAR LAND, TX  77487-0498
         USA                    PROFILE: AMS, DEALER
         SALES MEMOPAD: - 08/16/94 05:30 PD : TERMINATION LETTER SENT
                        THIS DATE; EFFECTIVE 10/20/94
                        ----

0091261  AREA COMPUTER SVCS OF ORLANDO                                     (407) 774-0830  PETILLO, FRANK                      003
         2180 WEST S.R. 434, SUITE 1140
         LONGWOOD, FL  32779
         USA                    PROFILE: AMS, SERV, DEALER
         SALES MEMOPAD: - 03/03/92 07:35 PD : TERMINATION LETTER SENT
                        3/3/92 EFFECTIVE 5/7/92 = REMOVE FROM MAILING
                        LIST - MAIL BEING REFUSED
                        ----
                        - 05/20/92 02:12 PD : TERMINATED
                        ----

9220460  AUGMENTED COMPUTER TECH.                                          (904) 407-0431  BASTIAN, ANTHONY                    003
         SUITE A 24                                                        (904) 877-9840  DOROTHEA          FAX #
         **345 SO. MAGNOLIA DR.
         TALLAHASSEE, FL  32301
         USA                    PROFILE: AMS, DEALER
         SALES MEMOPAD: FAX = 305-989-0002

9420340  AUROTECH INCORPORATED                                             (303) 770-5004                                      000
         5445 DTC PARKWAY                                                                  W2034
         ENGLEWOOD, CO  80111
         USA                    PROFILE: AMS, DEALER

0091338  AUTOMATED BUSINESS SOLUTIONS                                      (305) 791-5399  IGUALADA, PAULINE                   003
         7090 N W 7TH STREET                                               (305) 791-5227                    FAX
         **
         PLANTATION, FL  33317
         USA                    PROFILE: AMS, SERV, DEALER

0010939  AUTOMATED COMPUTER ENVIRONMENT                                    (510) 828-0996  WAYNE DODSON                        001
         11875 DUBLIN BLVD. STE. B-130                                     (510) 828-0997                    FAX#
         DUBLIN, CA  94568
         USA                    PROFILE: AMS, DEALER

0010893  AUTOMATION CONSULTANTS                                            (510) 794-7921  CARL, R. ALAN                       001
         39210 STATE STREET, SUITE 108                                     (510) 794-7923  MIRIAM            FAX
         FREMONT, CA  94538
         USA                    PROFILE: AMS, DEALER

ESD12:ARCAP2.000   OPERATOR:PD       DATE: 03/13/95, 02:30:22 PM        PAGE: 2

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
0090279     AVEXXIS                                       (203) 676-9006  CARLSON, ALLEN                   003
            30 AVON MEADOW LANE                           (203) 677-2176                        FAX #
            AVON, CT  06001
            USA     PROFILE: AMS, SERV, DEALER
            SALES MEMOPAD: - 12/10/93 08:33 PD    :
                           FORMERLY AVELLON GROUP -- NAME
                           CHANGED DUE TO COPYRIGHT
                           INFRINGEMENT PROBLEM
                           ----
                           - 01/18/94 02:27 PD    :
                           ----

0032019     AZTEC COMPUTER CORP., INC.                    (201) 244-0200  MILT SILVERSHEIN                 003
            333 ROUTE 46 WEST                             (201) 244-9480                        FAX #
            FAIRFIELD, NJ  07004
            USA     PROFILE: AMS, DEALER, E-USER, ASSC-D

9410960     B K P G INTEREST                              (713) 880-0042  KURKA, GEORGE J.                 003
            6801 PORT WEST DRIVE SUITE 170                (713) 865-5349  MARY JOHNSON          FAX #
            HOUSTON, TX  77024
            USA     PROFILE: AMS, DEALER

9210811     BANC ONE LEASING CORP                         (216) 642-0077                                   003
            6100 ROCKSIDE WOODS BLVD                                      E1081-1               FAX #
            CLEVELAND, OH  44131
            USA     PROFILE: AMS, DEALER

0010894     BUSINESS INFORMATION SYSTEMS                  (510) 866-7000  RAGLE, STEPHEN                   001
            2270 CAMINO RAMON, STE. 101                   (510) 866-0369  MEG                   FAX #
            SAN RAMON, CA  94583
            USA     PROFILE: AMS, SERV, DEALER

9210480     BY-TEQ SYSTEMS, INC.                          (212) 967-9009  ATTEN: F. KENNETH FREEDMAN       003
            358 FIFTH AVE                                                 E1048
            NEW YORK, NY  10001-2209
            USA     PROFILE: AMS, DEALER

0010909     C & W ASSOCIATES, INC.                        (713) 367-8067  WHITNEY, GARY E.                 003
            6 LULLABY LANE                                (713) 367-8067                        FAX #
            THE WOODLANDS, TX  77380
            USA     PROFILE: AMS, DEALER

0031932     C R COMPUTING                                 (714) 363-8130  CHUCK RUBAN                      001
            30902 CLUBHOUSE DR., STE 27A                  (714) 363-7158                        FAX
            LAGUNA NIGUEL, CA  92677
            USA     PROFILE: AMS, DEALER, DEV

0010864     C T S COMPUTERS, INC.                         (201) 882-7515  KOMET, ARNOLD                    003
            81 TWO BRIDGES ROAD, BLDG 2                   (201) 808-0524  BOB KRAMER/SHERRY     FAX #
            FAIRFIELD, NJ  07004
            USA     PROFILE: AMOS, AMS, DEALER
            SALES MEMOPAD: - 11/20/92 04:34 PD    :
                           FORMERLY ASKEY COMPUTER
                           - 06/28/93 10:39 PD    :
                           MAILER FLAG FLIPPED TO "N"
                           - MAIL BEING RETURNED AND
                           DEALER IS IN THE PROCESS OF
                           OPENING A NEW DEALERSHIP
                           UNDER AKC.

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
0091365     CAPRICORN DATA INC.                           (619) 471-9307  MORCK, J. MICHEL                 001
            1285 STONE DR., SUITE 101
            LAKE SAN MARCOS, CA  92069
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 01/08/92 02:20 PD    :
                           TERMINATED 1/8/92 AT DEALER'S
                           REQUEST
                           ----

9210960     CAYMAN VENTURES, INC.                         (804) 743-3963                                   003
            5039 GRASSMERE RD                                             E1096
            RICHMOND, VA  23234
            USA     PROFILE: AMS, DEALER

9420280     CENTURY PUBLISHING SYSTEMS                    (208) 765-6300  ATTN: MIKE URQUHART
            P. O. BOX 730                                                 W2028
            COEUR D'ALENE, ID  83814
            USA     PROFILE: AMS, DEALER

0010920     CHEROKEE SYSTEMS, INC.                        (404) 439-1299  SAM D. MYERS                     003
            5205 ELLIOT ROAD                              (404) 739-7614  CHEREE MYERS          FAX #
            **
            POWDER SPRINGS, GA  30073
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: -  03/21/94 08:54 PD   :
                              STREET ADDRESS:
                              422 THONTON RD. SUITE 104
                              LITHIA SPRINGS, GA  30057

0091355     CLASSIC SOLUTIONS                             (714) 724-4597  CHRISTIAN, RANDALL H.            001
            BRINDERSON TOWERS SUITE 1450                  (714) 263-1389  C&W 3-11-3            FAX #
            19800 MACARTHUR BLVD.
            IRVINE, CA  92715
            USA     PROFILE: AMS, DEALER, DEV

9410830     CLE ENTERPRISES INC                           (602) 246-3624  ATTEN:CRAIG ELGGREN
            10814 WEST FRIER DR                                           W1083
            GLENDALE, AZ  85307
            USA     PROFILE: AMS, DEALER

9210600     COMP U TIME                                   (708) 228-1600  GOODIN, DAVID                    003
            2216 LANDMEIER RD.                            (708) 228-6584  NCRI DUE 5-18-94      FAX #
            ELK GROVE VILLAGE, IL  60007
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 10/23/91 12:54 PD    :
                           ----

9210990     COMPUTER CENTER OF TAMPA                      (813) 875-5050  ATTEN: ARTHUR ALVAREZ/PRE
            4520 WEST KENNEDY BLVD                                        E1099
            TAMPA, FL  33609
            USA     PROFILE: AMS, DEALER

9420040     COMPUTER CENTER, THE                          (907) 456-2281
            1603 COLLEGE RD                                               W2004
            FAIRBANKS, AK  99701

                                                                           PHONE-1         CONTACT-1
CUST #   NAME                                                              PHONE-2         CONTACT-2                          SLSMAN
- ------------------------------------------------------------------------------------------------------------------------------------
         USA                    PROFILE: AMS, DEALER

9420050  COMPUTER CENTER, THE                                              (206) 854-2050
         P.O. BOX 1359                                                                     W2005
         KENT, WA  98031
         USA                    PROFILE: AMS, DEALER

9211020  COMPUTER PERSONALITIES, INC.                                      (201) 996-3100  CAPELL, GEORGE L.                   003
         29 RACE ST                                                        (201) 996-4519  E1102             FAX #
         FRENCHTOWN, NJ  08825
         USA                    PROFILE: AMS, DEALER
         SALES MEMOPAD: FAX = 201-996-4519
                        - 10/16/91 10:22 PD : TERMINATION LETTER SENT
                        10/16/91 - WILL BE FINAL 12/20/91
                        ----
                        - 12/20/91 02:48 PD : DEALER TERMINATED
                        ----

0089699  COMPUTER SYSTEMS INC.                                             (503) 639-9150  FRIBERG, RONALD                     001
         6950 SW HAMPTON                                                   (503) 639-6840  DOROTHEA          FAX
         PORTLAND, OR  97223
         USA                    PROFILE: AMS, SERV, DEALER
         SALES MEMOPAD: - 04/01/94 08:51 PD : TERMINATED THIS DAY --
                        UNABLE TO LOCATE DEALER
                        ----

9410990  COMPUTRAIN, LTD                                                   (504) 524-7256  SORANT, PETER                       003
         938 LAFAYETTE ST                                                  (504) 523-1149  NCRI DUE 5-6-94   FAX#
         NEW ORLEANS, LA  70113
         USA                    PROFILE: AMS, DEALER
         SALES MEMOPAD: - 01/20/94 02:50 PD : TERMINATED THIS DATE --
                        NO SALES SINCE 1992 SEE FUJITSU CONTRACT
                        SECTION 4.1(D)
                        ----

9210710  COURAGE GROUP LTD                                                 (201) 851-0900  ATTN: ART CLAUSEN                   003
         2333 MORRIS AVE STE D-3                                                           E1071
         UNNION, NJ 07083
         USA                    PROFILE: AMS, DEALER

9410900  COVERSTON ENTERPRISES                                            (713) 558-4531  ATTEN: GREG COVERSTON
         14686 G PERTHSHIRE                                                                W1090
         HOUSTON, TX  77079
         USA                    PROFILE: AMS, DEALER

9420270  CREATIVE COMPUTER SOLUTIONS                                       (415) 790-2073  CLARKE, GREGORY R.                  093
         39350 CIVIC CENTER DR. STE 400                                                    W2027
         FREMONT, CA  94538
         USA                    PROFILE: AMS, DEALER
         SALES MEMOPAD: FAX = 415-791-0711
                        - 06/12/91 08:09 PD : TERMINATED 6/1/90 PER
                        PHIL SMITH
                        - 10/23/91 02:40 PD :
                        ----

9210420  CRS, INC.                                                         (215) 674-1399  ATTEN: HAROLD WILLIAMS              003

ESD12:ARCAP2.000   OPERATOR:PD       DATE: 03/13/95, 02:32:00 PM        PAGE: 5

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
            50 SOUTH PENN ST                                              E1042
            HATBORO, PA  19040
            USA     PROFILE: AMS, DEALER

9411000     CUSTOM REPORTS TECHNOLOGIES                   (916) 676-6455  KENDALL, DENNIS D.               001
            3294 ROYAL DRIVE                              (916) 676-6460  NANCY KENDALL         FAX #
            SUITE 102
            CAMERON PARK, CA  95682
            USA     PROFILE: AMS, SERV, DEALER

0010880     DANDI COMPUTER SERVICES INC.                  (516) 431-2827  KOPPELMAN, IRWIN                 003
            206 LAGOON DRIVE, WEST                        (516) 889-2843                        FAX
            LIDO BEACH, NY  11561
            USA     PROFILE: AMS, DEALER

0091279     DATA RESOURCE GROUP, INC.                     (305) 753-1024  MADDEN, H. DAN                   003
            P. O. BOX 8976                                (305) 753-1136  MARSHA                FAX #
            CORAL SPRINGS, FL  33075-8976
            USA     PROFILE: AMS, DEALER

9411030     DATA-IMAGE SYSTEMS CORPORATION                (916) 638-3333  SHOEMAKER, MERLIN                001
            3062 PROSPECT PARK DRIVE                      (916) 638-0909  LUANNA    A/P         FAX #
            SACRAMENTO, CA  95670
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: FORMERLY SYSTEMS DATA PROCESSING
                           - 11/21/91 10:33 PD    :
                           ----
                           - 04/13/93 06:47 PD    :
                           ----

9211060     DATABASE BUSINESS APPLICATIONS                (617) 932-3366                                   003
            12 ALFRED STREET                                              E1106
            WOBURN, MA  01801
            USA     PROFILE: AMS, DEALER

9420230     DATABASE SOLUTIONS                            (713) 320-0036  GOODWIN, WILLIAM                 003
            7610 HERTFORDSHIRE DRIVE                      (713) 320-9059                        FAX #
            **
            SPRING, TX  77379
            USA     PROFILE: AMS, DEALER

0010889     DATACRON, INC.                                (708) 832-1011  PAUL, PETER                      003
            977 OAKLAWN AVENUE                            (708) 832-1049  RACHEL, OWNER'S DAUGHTER
            **
            ELMHURST, IL  60126
            USA     PROFILE: AMS, DEALER

0031866     DATAFOX SYSTEMS INC.                          (519) 747-4040  ZENGER, DAVID A.                 004
            620 DAVENPORT ROAD UNIT 18                    (519) 747-9665  DAVID ZENGER, PRES
            WATERLOO, ONTARIO, N2V 2C2
            CANADA  PROFILE: AMS, DEALER, E-USER, DEV

0031846     DATAWORKS CORPORATION                         (619) 546-9600  MOHR, MARIANNE                   001
            5910 PACIFIC CENTER BLVD.,                    (619) 546-9705  KATY/PRISCELLA X9770

                                                                           PHONE-1         CONTACT-1
CUST #   NAME                                                              PHONE-2         CONTACT-2                          SLSMAN
- ------------------------------------------------------------------------------------------------------------------------------------
         SUITE 300
         SAN DIEGO, CA  92121
         USA                    PROFILE: AMS, SERV, DEALER, E-USER

9220550  DATEK, INC.                                                       (508) 369-0185  RADFORD, CYRUS                      003
         242 BAKER AVENUE                                                  (508) 371-2374  E2055             FAX NUMBER
         CONCORD, MA  01742
         USA                    PROFILE: AMS, DEALER
         SALES MEMOPAD: FAX = 508-371-2374
                        TERMINATED 2/5/91 PER P. SMITH LETTER OF 1/24/91
                        ----

0010710  DEALER SOFTWARE, INC.                                             (818) 887-5061  CRAMER, PHILIP                      001
         6312 VARIEL AVENUE                                                (818) 887-2768                    FAX#
         ** SUITE 204
         WOODLAND HILLS, CA  91367
         USA                    PROFILE: AMS, DEALER, DEV

9410390  DELIBERATE SYSTEMS, INC.                                          (619) 280-4400
         3456 CAMINO DEL RIO NORTH                                                         W1039
         SAN DIEGO, CA  92108
         USA                    PROFILE: AMS, DEALER

0010885  DELTA DATA SOLUTIONS INC.                                         (901) 377-5511  VETTER, JOHN D.                     003
         5115 COVINGTON WAY, STE 5                                         (901) 377-5914  LISA              FAX #
         MEMPHIS, TN  38134
         USA                    PROFILE: AMS, DEALER, DEV

0031767  DIVERSIFIED ANALYSIS & SOL.                                       (201) 450-1650  TURI, PASQUAL C.                    003
         272 FOREST ST.                                                                                      AS OF 11/9
         BELLEVILLE, NJ  07109                                                                               NO FAX
         USA                    PROFILE: AMS, DEALER

9210890  DIVERSIFIED COMPUTERS                                             (404) 475-4601
         1081 CAMBRIDGE SQUARE                                                             E1089
         ALPHARETTE, GA  30201
         USA                    PROFILE: AMS, DEALER

9410920  DJAN, INC.                                                        (619) 695-6691  ATTN: DORTHA TURNER
         9948 HIBERT ST. STE 101                                                           W1092
         SAN DIEGO, CA  92131
         USA                    PROFILE: AMS, DEALER

9420200  DOLPHIN ENTERPRISES LTD                                           (604) 687-2890  DOLPHIN, DAN R.                     004
         301 - 6340 BUSWELL STREET                                         (604) 682-3571  W2020             FAX #
         RICHMOND, BC, V6Y 2G1
         CANADA                 PROFILE: AMS, SERV, DEALER
         SALES MEMOPAD: DEALER COUNCIL
                        ----
                        - 04/22/93 02:48 PD :
                        ----

0091392  E C I COMPUTER, INC.                                              (714) 434-8800  JEREMIAS, CARL                      001
         1231 EAST DYER ROAD SUITE 120                                     (714) 434-8880  SUE 434-8812      FAX#

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
            SANTA ANA, CA  92705
            USA     PROFILE: AMS, SERV, DEALER

0010866     E D P SERVICES                                (708) 913-0059  ALBRECHT, KYLE M.                003
            14531 RIVER OAKS DRIVE
            LINCOLNSHIRE, IL  60069
            USA     PROFILE: AMS, DEALER

0031937     E W M SYSTEMS, INC.                           (315) 488-3681  BILL MARTIN                      003
            4935 ALBART DRIVE
            SYRACUSE, NY  13215-1305
            USA     PROFILE: AMS, DEALER
                             ASSC-D, SPECL

9420300     EECO COMPUTER INC.                            (714) 434-8800  GERRY SOMA                       093
            USE 91392                                     (714) 434-8880  CHAPTER 11            FAX #
            SANTA ANA, CA  92705
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD:    FAX -0714-434-8880
                              SHIPPING ADDRESS:
                              EECO COMPUTER INC.
                              1231 EAST DYER RD
                              SANTA ANA, CA 92705
                              CUSTOMER INACTIVE 1/8/91 PER KAY FAZEL - BANKRUPTCY FILED

9420330     ELECTRONIC BUSINESS SYSTEMS                   (800) 882-7740  STOKKA, JOHN R.                  003
            1501 - 50TH STREET                            (800) 736-3412  ROBIN OR JOHN         FAX #
            DES MOINES, IA  50266
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 8/16/94 05:30 PD     : TERMINATION LETTER SENT THIS DATE; EFFECTIVE 10/20/94
                                                                                 ----

9411040     ENFORCEMENT TECHNOLOGY, INC.                  (714) 707-3832  WARD, GARY E.                    001
            28 HAMMOND, SUITE C                           (714) 832-0473  LINDA                 FAX #
            P. O. BOX 4726
            IRVINE, CA  92716-4726
            USA     PROFILE: AMS, SERV, DEALER
            SALES MEMOPAD: SHIPPING ADDRESS:
                           3002 DOW AVENUE
                           SUITE 502
                           TUSTIN, CA  92680
                           -  09/03/93 07:32 FD   :
                           ----

9210900     ERIN GROUP, INC., THE                         (708) 305-0814  BRAJE, FRANK                     004
            509 AURORA AVENUE, SUITE 117                  (708) 357-1672                        FAX #
            NAPERVILLE, IL  60540
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: FAX = 312-369-1878
                           - 11/09/92 02:30 PD    :  TERMINATION LETTER SENT 11/9/92 - EFFECTIVE
                           1/14/93
                           ----
                           - 01/14/93 03:48 PD    :  TERMINATION FINAL

                                                                           PHONE-1         CONTACT-1
CUST #   NAME                                                              PHONE-2         CONTACT-2                          SLSMAN
- ------------------------------------------------------------------------------------------------------------------------------------
                        ----
                                              F9210350
                        - 01/18/94 12:03 PD :
                        ----

9410440  ESCOM, INC.                                                       (206) 828-0995  WOLD, KURT                          001
         10502 N.E. 37TH CIRCLE                                            (206) 827-2297  MAUREEN O'BRIEN   FAX #
         KIRKLAND, WA  98033
         USA                    PROFILE: AMS, DEALER
         SALES MEMOPAD: - DEALER COUNCIL
                          - 07/12/93 01:59 PD :
                        ----
                        ----

9210940  EXECUSOFT, INC.                                                   (305) 345-6741  FEIG, LAWRENCE                      003
         9305 W. SAMPLE ROAD                                               (305) 345-6780  E1094             FAX NUMBER
         CORAL SPRINGS, FL  33065
         USA                    PROFILE: AMS, DEALER
         SALES MEMOPAD: FAX = 305-755-4255
                        AFTER HOURS TECH SUPPORT - 305-345-6780
                        - 04/13/93 09:30 PD : TERMINATION LETTER SENT -
                        EFFECTIVE 6/17/93
                        ----
                        - 06/24/93 01:07 PD : TERMINATED THIS DATE
                        ----
                        - 12/03/93 03:25 PD : F
                        ----

9210700  FMP                                                               (312) 272-2400
         5 REVERE DR                                                                       E1070
         NORTHBROOK, IL 60062-1561
         USA                    PROFILE: AMS, DEALER

0091322  FRISARD COMPUTER CONSULTANTS                                      (504) 455-7306  FRISARD, RODNEY P.                  003
         DBA: ULTIMATE BUSINESS SYSTEMS                                    (504) 887-5297                    FAX #
         4712 CHASTANT STREET
         METAIRIE, LA  70006
         USA                    PROFILE: AMS, DEALER
         SALES MEMOPAD: - 12/01/93 11:09 PD : DEALER TERMINATED AFTER
                        FINAL ORDER PER HIS REQUEST.
                        ----
                        -
                        ----
9310000  FUJITSU AUSTRALIA, LTD.                                           (000) 959-6497  MR. T. HASHIMOTO                    006
         ATTN: T. HASHIMOTO/FINANCE MGR                                    (612) 411-8362  SIMON DAVIS       FAX# 011
         475 VICTORIA AVE.
         CHATSWOOD, NSW, 2067
         AUSTRALIA              PROFILE: AMS, DEALER

9310060  FUJITSU CANADA INC                                                (416) 673-8666
         6280 NORTHWEST DRIVE                                                              F1006

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
            MISSISSAUGA, ON  L4V 1-J7
            USA     PROFILE: AMS, DEALER

9210380     G.P. TAURIO                                   (301) 381-7240                                   003
            9891 BROKEN LANE PARKWAY                                      E1038
            COLUMBIA, MD  21046
            USA     PROFILE: AMS, DEALER

9410910     GEAC COMPUTERS, INC.                          (808) 625-2111
            300 KAHELU AVENUE                                             W1091
            MILILANI TOWN, HI  96789
            USA     PROFILE: AMS, DEALER

9411060     GOLD MEDAL EQUIPMENT-ALTA                     (403) 279-2960  TRAXLER, WILLIAM J.              094
            5904 35 ST. S.E.                                              W1106
            CALGARY, AL  T2C2G3
            CANADA  PROFILE: AMS, DEALER

9211040     GOLUBOV COMPUTER SALES, INC.                  (908) 671-5800  GOLUBOV, JOSEPH N.               003
            P.O. BOX 4164                                 (908) 671-5903  PATRICIA HASAN, A/P   FAX #
            MIDDLETOWN, NJ  07748
            USA     PROFILE: AMS, DEALER, DEV
            SALES MEMOPAD: -  03/25/94 02:14 PD   :
                           SHIPPING ADDRESS:
                           10 KINGS HIGHWAY
                           MIDDLETOWN, NJ  07748

9410380     H.L. SYNERTECH                                (206) 881-9491
            2663 BEL-RED ROAD                                             W1038
            BELLEVUE, WA  98008
            USA     PROFILE: AMS, DEALER

9410620     HARDWARE HARDWARE, SOFTWARE, INC              (512) 328-6244  VON MERZ, WALTER L.              003
            P. O. BOX 161322                              (512) 328-6244         SAME           FAX #
            AUSTIN, TX  78716-1322
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: -  1/31/92 12:07 PD    :
                           ----

9210740     HEALTH CARE TECHNOLOGIES                      (201) 228-8700  SAUNDERS, THOMAS G.              003
            101 EISENHOWER PARKWAY                        (201) 228-1066  CLAIRE, A/P           FAX #
            ROSELAND, NJ  07068
            USA     PROFILE: AMS, SERV, DEALER
            SALES MEMOPAD:    NEW DEALER APPLICATION SENT 4/3/91
                              DEALERSHIP ACCEPTED 4/16/91
                              - 12/10/93 08:33 PD :  DIVISION OF MEDICAL DATA TECHNOLOGY, INC.
                              ----

0010930     HEIDER/BROWNE & ASSOCIATES                    (310) 370-5374  HEIDER, PEGGY J.                 001
            1410 FIFTH STREET                             (310) 379-0662                        FAX #
            MANHATTAN BEACH, CA  90266
            USA     PROFILE: AMS, DEALER

0091357     HIGHLAND LIBRARY SYSTEMS, INC.                (813) 734-7300  FRAISER, PHILIP T.               003
            2075 NORTH KEENE ROAD                         (813) 733-4791                        FAX #

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
            CLEARWATER, FL  34615-1372
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: -  02/07/94 12:38 PD   : TERMINATION LETTER SENT THIS DATE --
            EFFECTIVE 4/13/94
            ----
            -  04/14/94 08:00 PD                  : TERMINATED THIS DATE
            ----

9410870     HYCOMP, INC.                                  (409) 693-4575  ATTEN: GEORGIA MTLEYDE
            2402 E. TEX AVE SOUTH                                         W1087
            COLLEGE STATION, TX  77840
            USA     PROFILE: AMS, DEALER

9211000     I M S AGENCY INFORMATION SERVS                (212) 789-3600  KLAR, NEIL                       003
            11 WEST 42ND ST., #1271                       (212) 789-3637  E1100                 FAX NUMBER
            SECOND FLOOR
            NEW YORK, NY  10036
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 12/6/90 - CHANGED TO KTS
                           SYSTEMS GROUP/ADSERVE #91375
                           ----
                           ----

9220190     I S P A, INC.                                 (404) 881-6212  BALTHAZAR, LANTZ A.              003
            1718 PEACHTREE STREET, NW                     (404) 881-6218  FREDDIE LOWE          FAX #
            SUITE 560 SOUTH TOWER
            ATLANTA, GA  30309-2409
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: FAX = 404-881-6218
                           - 02/07/94 12:36 PD    : TERMINATION LTR. SENT THIS DATE
                           -- EFFECTIVE 4/13/94
                           ----
                           - 04/14/94 07:59 PD    : TERMINATED THIS DATE
                           ----

9210720     IMAGE COMMUNICATIONS SYSTEMS                  (313) 425-5225  ATTN: ROBERT GUSBAR
            32553 SCHOOLCRAFT                                             E1072
            LIVONIA, MI   48150
            USA     PROFILE: AMS, DEALER

9210760     INDEPENDENT DATA SYSTEMS                      (404) 533-6628
            DEALER NOT ACTIVE                                             E1076
            DECATUR, GA  30030
            USA     PROFILE: AMS, DEALER

9210670     INFORMATION DYNAMICS OF N.Y.                  (914) 761-3925  GOLOMB, HANK                     003
            701 WESTCHESTER AVE. #308W                    (708) 601-6107  CONNIE                FAX #
            WHITE PLAINS, NY  10604
            USA     PROFILE: AMS, DEALER

9210400     INFORMATION MANAGEMENT CORP                   (301) 953-0541  O'NEILL, JOHN W.                 003
            14333 LAUREL-BOWIE RD                         (301) 953-3254  E1040                 FAX #
            SUITE 310
            LAUREL, MD  20708

                                                                           PHONE-1         CONTACT-1
CUST #   NAME                                                              PHONE-2         CONTACT-2                          SLSMAN
- ------------------------------------------------------------------------------------------------------------------------------------
         USA                    PROFILE: AMS, DEALER

9220410  INFORMATION PROCESSING COMPANY                                    (703) 683-8620  ATTEN: THOMAS ALFANO                003
         2010 EISENHOWER AVE                                                               E2041
         ALEXANDRIA, VA  22314
         USA                    PROFILE: AMS, DEALER

9210500  INFORMATION SYSTEMS CONSULT.                                      (813) 921-5500                                      000
         2344 BEE RIDGE RD                                                                 E1050
         SARASOTA, FL  34239
         USA                    PROFILE: AMS, DEALER

9210770  INFORMATION TECH. CONSULTANTS                                     (201) 882-9881  ATTEN: ZAMIR HASSAN                 003
         75 PYLMOUTH ST                                                                    E1077
         FAIRFIELD, NJ  07006
         USA                    PROFILE: AMS, DEALER

9410850  INFOSHARE, INC.                                                   (512) 736-0567  DORSEY, CLIFFORD                    092
         4400 PIEDRAS ST                                                   (512) 736-0537  W1085             FAX NUMBER
         SUITE 175
         SAN ANTONIO, TX  78228
         USA                    PROFILE: AMS, DEALER

0010912 INOVATIVE BUS. ASSOCIATES INC                                      (407) 788-2314  SHIBLES, LARRY                      003
         499 N. STATE ROAD 434                                             (407) 788-7264                    FAX#
         SUITE 2129
         ALTAMONTE SPRINGS. FL  32714
         USA                    PROFILE: AMS, DEALER
         SALES MEMOPAD: - 09/29/92 02:20 PD :
                        ----
                        - 09/29/94 08:35 HS :
                        ----

9210350  INSIGHT SOLUTIONS, INC.                                           (508) 486-0322  DUMONT, PETER                       003
         294 GREAT ROAD                                                                    E1035
         P.O. BOX 1485
         LITTLETON, MA  01460
         USA                    PROFILE: AMS, DEALER

9210580  INTEGRATED DATA SYSTEMS                                           (317) 845-7445  ATTEN: PAM MCGUIRE
         8021 CASTLETON ROAD                                                               E1058
         INDIANAPOLIS, IN  46250
         USA                    PROFILE: AMS, DEALER

9120080  INTERCOMP
         DO NOT USE THIS CODE                                                              C2008
         USA                    PROFILE: AMS, DEALER

9210510  J. GLASER & COMPANY, INC.                                         (312) 786-0377
         55 E. JACKSON BLVD                                                                E1051
         CHICAGO, IL  60604
         USA                    PROFILE: AMS, DEALER

0031940  JAMES BOYD ASSOCIATES                                             (412) 833-0805  JIM BOYD                            003

                                                       PHONE-1         CONTACT-1
CUST #   NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- -----------------------------------------------------------------------------------------------------------
         BROOKSIDE PROFESSIONAL BLD 2                  (412) 833-1295                        FAX #
         37 MCMURRAY ROAD, SUITE 1102
         PITTSBURGH, PA  15241
         USA     PROFILE: AMS, DEALER
         SALES MEMOPAD: -  06/29/93 04:37 PD   :
                           ----

9410430  JENKON DATA SYSTEMS, INC.                     (206) 256-4400  JENSEN, DANIEL O.                093
         4601 NE 77TH AVENUE                           (206) 256-4400  NELSON COPELAND - MAINT
         SUITE 300
         VANCOUVER, WA  98662
         USA     PROFILE: AMS, DEALER
         SALES MEMOPAD: TERMINATED AT CUSTOMER'S
                        REQUEST 10/15/90
                        -  06/12/91 08:28 PD   :
                        ----
                        -  10/23/91 02:57  PD  :
                        ----

0091375  K T S SYSTEMS GROUP/ADSERVE                   (212) 213-5700  TILE, GARY                       003
         49 WEST 27TH STREET, STE 200                  (212) 213-5996  REHANA (CANADA)       FAX #
         NEW YORK, NY  10201
         USA     PROFILE: AMS, DEALER
         SALES MEMOPAD: ACQUIRED IMS/ADSERVE
                        ----

0010931  KORE DATA SYSTEMS, INC.                       (708) 369-5673  REDEMEIER, DON                   003
         P. O. BOX 3009                                (708) 369-5748                        FAX #
         LISLE, IL  60532
         USA     PROFILE: AMS, DEALER
         SALES MEMOPAD: -  07/20/93 09:39 PD   : SHIPPING ADDRESS: 6425 ASHFORD C. LISLE, IL 6053
                                           ----

9410470  L P SYSTEMS                                   (801) 756-4182  PARKER, LEROY                    001
         456 EASTVIEW DR                               (801) 756-4182  W1047                 FAX #
         ALPINE, UT  84003
         USA     PROFILE: AMS, DEALER

0010907  L W SUBSCRIPTION SERVICES                     (905) 475-4145  WULF, LOUIS                      004
         60 RENFREW DRIVE SUITE 260                    (905) 940-3606  ELAINE                FAX #
         **
         MARKHAM, ONTARIO, L3R OE1
         CANADA  PROFILE: AMS, DEALER

9410690  LAGUNA SOFTWARE & CONSULTING                  (714) 494-1092  WULFF, WILLIAM H.                001
         P. O. BOX 168                                 (206) 376-6092  KRIS HAD GONE TO NCRI FAX #
         EASTSOUND, WA  98245-0168
         USA     PROFILE: AMS, DEALER
         SALES MEMOPAD: FAX = 714-494-2370
9210360  LEARNING SOURCE OF NEW ENGLAND                (617) 969-0766  ATTEN: DENNIS SANCHEZ            003
         719 MAIN STREET                                               E1036
         WALTHAM, MA  02154
         USA     PROFILE: AMS, DEALER


                                                                           PHONE-1         CONTACT-1
CUST #   NAME                                                              PHONE-2         CONTACT-2                          SLSMAN
- ------------------------------------------------------------------------------------------------------------------------------------
0010876  LOGICAL CONNECTIONS, INC.                                         (813) 586-2234  SHEDD, STEPHEN K.                   003
         1261 - 16TH COURT, SW                                             (000) 000-0000                 NO FAX#
         LARGO, FL 34640
         USA               PROFILE: AMS, DEALER

0010838 LTD COMPUTER SERVICES, INC.                                        (612) 851-7020  TEGEN, THOMAS                       003
        2950 METRO DR. #214
        BLOOMINGTON, MN 55425-1561
        USA                PROFILE: AMS, DEALER
        SALES MEMOPAD: -  02/07/94 12:35 PD : TERMINATION LTR. SENT 2/7 -- EFFECTIVE
                          4/13/94
                          ----
                       -  04/14/94 07:59 PD : TERMINATED THIS DATE

0010868 MARK INFORMATION SYSTEMS, INC.                                     (415) 697-9051  FARHAD, NAHREIN                     001
        1633 OLD BAYSHORE HIGHWAY                                          (415) 697-6536                 FAX#
        SUITE 155
        BURLINGAME, CA 94010
        USA                PROFILE: AMS, DEALER

9211030 MARKET SOLUTIONS, INC.                                             (813) 955-4400  LEONARD, ROBERT C.                  003
        550 S. PINEAPPLE AVENUE                                            (813) 953-3764  ADAMS, MATTHEW, 1/29/92
        SARASOTA, FL 34236
        USA                PROFILE: AMS, DEALER
        SALES MEMOPAD: FAX = 212-995-2809
                       -  03/03/92 07:36 PD : TERMINATION LETTER SENT 3/2/92 - EFFECTIVE
                       5/7/92 - REMOVED FROM MAILING LIST
                       -  05/20/92 02:11 PD : TERMINATED
                       ----

9420210 MATRIX COMPUTERS                                                   (505) 831-3219
        3108 ALAMONGORDO N.W.                                                              W2021
        ALBUQUERQUE, NM 87120
        USA                PROFILE: AMS, DEALER

9210590 MEDIA SERVICES GROUP LTD, THE                                      (203) 921-1771  DAVID SHINE                         003
        4 HIGH RIDGE PARK                                                  (203) 921-1791  CAROL STOSSE   FAX#
        STAMFORD, CT 06905
        USA                PROFILE AMS, SERV, DEALER
        SALES MEMOPAD: FAX = 203-329-1507
                       -  06/12/91 08:39 PD:
                       ----

9410840 MEDICAL COMPUTER BILLING, INC.                                     (916) 966-9222
        6403 COYLE AVE                                                                     W1084
        CARMICHAEL, CA 95608
        USA                PROFILE: AMS DEALER

9220490 MEGASYS, INC.                                                      (305) 446-8673 YUSSO, WILLIAM                      003
        4200 SALZEDO STREET                                                                P2049
        CORAL GABLES, FL 33186
        USA                PROFILE: AMS, DEALER
        SALES MEMOPAD: -  02/25/92 02:18 PD:
                       ----

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
                    -  09/14/92 10:50 PD          : MAIL BEING RETURNED - FLAG FLIPPED TO N
                    ----
                    - 11/09/92 02:29 PD           : TERMINATION LTR. SENT 11/9/92 - EFFECTIVE
                    1/14/93
                    ----
                    -  01/14/93 03:48 PD          : TERMINATION FINAL

0010887     MICRO SYSTEMS INTEGRATION                     (714) 644-9844  ADLER, DAN                       001
            450 NEWPORT CENTER DR.                        (714) 895-9806 SHERRI                 FAX #720-0366 &
            SUITE 420
            NEWPORT BEACH, CA  92660
            USA     PROFILE: AMS, SERV, DEALER
            SALES MEMOPAD: -  03/23/94 07:46 GN   :
                           ----
                           -  03/23/94 07:47 GN   :
                           ----

0031856     MICRODYNE COMPANY                             (419) 756-5427  KEULTJES, HENRY B.               003
            P. O. BOX 1056                                (419) 756-5427                        FAX
            MANSFIELD, OH  44901-1056
            USA     PROFILE: AMS, DEALER

9410750     MICROPLAN COMPUTER SERVICES                   (000) 821-1070  ATTN: ANDREW NEAL
            614 ALICANTE STE 104                                          W1075
            EL PASO, TX  79912
            USA     PROFILE: AMS, DEALER

9210790     MINI BUSINESS SYSTEMS, INC.                   (203) 262-1306  THOMAS, TIMOTHY J.               003
            194 MAIN STREET NORTH                         (203) 262-1310  NCRI DUE 11-14        FAX #
            **P.O. BOX 425
            SOUTHBURY, CT  06488
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: FAX = 203-262-1310

9411010     MULTIDATA CORPORATION                         (408) 559-6500  BILL OGDEN                       001
            2105 HAMILTON AVE., STE 100                   (408) 879-9220  JACKIE OGDEN          FAX #
            SAN JOSE, CA  95125-5900
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: FAX = 408-879-9220

0010881     N S A TECHNOLOGIES, INC.                      (404) 604-9000  THOMPSON, C. DEAN                003
            P. O. BOX 888465                              (404) 604-9077  RUTH THOMPSON         FAX #
            **
            ATLANTA, GA  30356
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: -  01/08/92 03:21 PD   :

9420310     NATIONAL SOFTWARE SOLUTIONS                   (310) 595-5075  ANDERSON, ERIC                   001
            3520 LONG BEACH BLVD.                         (310) 595-8920  W2031                 FAX #
            SUITE 204
            LONG BEACH, CA  90807
            USA     PROFILE: AMS, DEALER

ESD12:ARCAP2.000   OPERATOR:PD       DATE: 03/13/95, 02:36:11 PM       PAGE: 15

                                                                           PHONE-1         CONTACT-1
CUST #   NAME                                                              PHONE-2         CONTACT-2                          SLSMAN
- ------------------------------------------------------------------------------------------------------------------------------------
0091228  NEW ENGLAND COMPUTER SOLUTIONS                                    (617) 229-1100  MACPHERSON, RONALD E.               003
         128 CORPORATE CENTER                                              (617) 229-1105  PAT DOHERTY       FAX#
         70 BLANCHARD ROAD
         BURLINGTON, MA 01803
         USA                    PROFILE: AMS, DEALER
         SALES MEMOPAD: - 11/12/91 09:59 PD : TERMINATION LETTER SENT
                        11/12/91 - WILL BE FINAL ON 1/16/92
                        ----

9410680  NEWPORT TRAFFIC STUDIES                                           (612) 541-1979  ATTN: CLIFF YARGES
         177 RIVERSIDE AVE STE F                                                           W1068
         NEWPORT BEACH, CA  92663
         USA                    PROFILE: AMS, DEALER

9410980  NOMAN SYSTEMS, INC.                                               (714) 634-3606  WILLIAMS, RON C.                    093
         C/O LIBRARY SYSTEMS OF ALASKA                                                     W1098
         P.O. BOX 34362
         JUNEAU, AK  99803-4362
         USA                    PROFILE: AMS, DEALER

9410700  OMNI ADVANCED TECHNOLOGIES INC                                    (415) 536-6000
         2000 EMBARCADERO                                                                  W1070
         OAKLAND, CA  94606
         USA                    PROFILE: AMS, DEALER

9210440  ON-LINE GROUP, INC.                                               (305) 266-2330                                      000
         85 GRAND CANAL DRIVE                                                              E1044
         MIAMI, FL  33144
         USA                    PROFILE: AMS, DEALER

9410730  OPUS                                                              (415) 436-4424  ATTN: LES FISHBEIN                  001
         2647 E. 14TH STREET SUITE 306                                                     W1073
         OAKLAND, CA  94601
         USA                    PROFILE: AMS, DEALER

9410720  ORYX CORPORATION                                                  (503) 620-3543
         DO NOT USE THIS CODE                                                              W1072             FAX
         97233
         USA                    PROFILE: AMS, DEALER

0032071  OUTSOURCE COMPUTER SERV., INC.                                    (713) 864-3311  PORTER PHILLIPS                     003
         411 DURHAM STREET, SUITE 200                                      (713) 869-9851                    FAX#
         HOUSTON, TX  77007-7265
         USA                    PROFILE: AMS, DEALER, ASSC-D

0010890  P G I SYSTEMS                                                     (714) 729-1085  GREGOR, BRETT                       001
         1303 AVOCADO SUITE 220                                            (714) 729-1083                    FAX #
         NEWPORT BEACH, CA  92660
         USA                    PROFILE: AMS, DEALER, DEV

9210970  P O S SOFTWARE SOLUTIONS, INC.                                    (313) 751-1506  JACHYRA, TONY                       003
         28290 SUBURBAN                                                                    W1072             FAX
         WARREN, MI  48093

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
0031829     PACIFIC DIGITAL PRODUCTS                      (818) 355-5785  LISA                             001
            38 E. MONTECITO AVENUE UNIT A                 (818) 355-5789  LISA                  FAX #
            SIERRA MADRE, CA  91024
            USA     PROFILE: AMS, DEALER

9420320     PAMAR SYSTEMS, INC.                           (206) 896-5512  PRATT, WILLIAM                   001
            7600 N. E. 41ST ST. SUITE 150                 (206) 896-5521  CHRISTY               FAX #
            VANCOUVER, WA  98662
            USA     PROFILE: AMS, SERV, DEALER
            SALES MEMOPAD: FAX = 206-690-0282

9210430     PEACHTREE COMPUTER SYSTEMS                    (404) 998-4500
            500 NORTHRIDGE ROAD                                           E1043
            ATLANTA, GA  30338
            USA     PROFILE: AMS, DEALER

0010842     PERELANDRA SYSTEMS, INC.                      (708) 304-1122  WESTERMANN, WILLIAM              004
            18-3 E. DUNDEE ROAD SUITE 100                 (708) 304-1132  ALLEN BELL            FAX #
            BARRINGTON, IL  60010
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: -  05/22/92 09:47 PD   : TERMINATION LETTER SENT 5/22/92 -
                           EFFECTIVE 7/27/92
                           -  07/27/92 10:16 PD   : TERMINATION FINAL
                           ----

9410610     PERFORMANCE WAREHOUSE                         (503) 286-7140  ATTEN: LYLE MOORE
            9440 N. WHITAKER RD                                           W1061
            PORTLAND, OR  97217-1748
            USA     PROFILE: AMS, DEALER

9210860     PERRY DATA SYSTEMS                            (919) 786-8100  ATTEN: ACCOUNTS PAYABLES
            3401 SPRING FOREST  RD                                        E1086
            RALEIGH, NC  27604
            USA     PROFILE: AMS, DEALER

9410540     PRACTICAL AUTOMATION CORP.                    (214) 980-1864
            13500 MIDWAY ROAD                                             W1054
            DALLAS, TX  75244
            USA     PROFILE: AMS, DEALER

0090842     PRACTICAL SOFTWARE SOLUTIONS                  (303) 756-4951  SOLOSKY, RICHARD L.P.            001
            6000 EAST EVANS AVE.                          (303) 756-5089  JENNIFER              FAX #
            SUITE 1-261
            DENVER, CO  80222
            USA     PROFILE: AMS, DEALER

0010936     PRACTICE SUPPORT SERVICES INC.                (610) 558-4439  STEVEN P. DOUGLAS                003
            44 REGENCY PLAZA                              (610) 459-3199                        FAX #
            P.O. BOX 892
            CONCORDVILLE, PA  19331
            USA     PROFILE: AMS, DEALER

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
0031854     PRO:MAN                                       (206) 889-2121  CAREY, J. PATRICK             001
            11825 - 120TH AVENUE NE                       (206) 827-4339                        FAX #
            KIRKLAND, WA  98034
            USA     PROFILE: AMS, DEALER

0010895     PROCO, INC.                                   (206) 453-0212  MCCOLLEY, ROGER L.            001
            12951 BEL-RED ROAD, SUITE 170                 (206) 451-9566  CHERYL SHIELDS, A/P   FAX
            BELLEVUE, WA  98005
            USA     PROFILE: AMS, DEALER, DEV
            SALES MEMOPAD: - 10/01/93  09:24 PD  :
                           ----

0010874     PROFESSIONAL COPYING INC.                     (619) 535-0555  CLARK, CHARLES                001
            P.O. BOX 22268                                (619) 535-0406                        FAX #
            SAN DIEGO, CA 92122
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 01/21/92 PD         : F
                           ----

9210980     PROFESSIONAL SOFTWARE SYSTEMS                 (216) 928-8491  ROWE, EUGENE E.               003
            141 BROAD BLVD                                (216) 928-5460  E1098                 FAX #
            CUYAHOGA FALLS, OH 44221
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 04/27/93 10:46  PD  : TERMINATED THIS DATE
                           ----
                           - 05/28/93 08:16 PD   : REINSTATED THIS DATE
                           ----
                           - 01/18/94 12:19 PD   :
                           ----

9410630     PROMCOR DATA DESIGN, INC.                     (514) 426-2248  ARMSTRONG, DENNIS             004
            P.O. BOX 410, STATION "H"                     (416) 764-9511  NCRI DUE 2-25-94
            MONTREAL, QUEBEC, H3G 2LI
            CANADA  PROFILE: AMS, SERV, DEALER
            SALES MEMOPAD: FAX = 416-764-9511
                           ----
                           -  10/22/92  02:16 PD : M
                           ----

9410400     PROVINCIAL DATA SYSTEMS                       (714) 645-2352  ATTN: CLIFF YARGES
            170 EAST 17TH ST STE 213                                      W1040
            COSTA MESA, CA 92627
            USA      PROFILE: AMS, DEALER

0091218     PROXIMA SYSTEMS LTD                           (514) 875-5403  MARTIN, LOUIS                 004
            555 BOUL. RENE-LEVESQUE QUEST                 (514) 875-5167  MR. BYETTE            FAX #
            BUREAU 1510
            MONTREAL, QUEBEC, H2Z  1B1
            CANADA  PROFILE: AMS, DEALER

9210920     PURE LOGIC COMPUTERS                          (718) 625-3113  LICCIARDI, JOE                003
            572 HENRY STREET                              (718) 625-3139  PINO, CATHERINE, AP   FAX #
            BROOKLYN, NY  11231
            USA     PROFILE: AMS, DEALER


                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
            SALES MEMOPAD: FAX = 718-625-3139
9210680     QUADRA TECHNOLOGY, INC.                       (609) 482-0930
            DO NOT USE                                                    E1068
            0, 0  0  PROFILE: AMS, DEALER

0091336     QUETZAL SYSTEMS, INC.                         (203) 677-5477  FRANK HANSHAW III             003
            20 AVON MEADOW LANE
            AVON, CT 06001
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 06/02/92  02:22 PD  : MAIL BEING RETURNED - NEW COMPANY
                           ESTABLISHED UNDER AVELLON GROUP

9219520     R C I SYSTEMS INC.                            (203) 977-6100  DEGRANDIS, PHILIP             003
            2 STAMFORD PLAZA                              (203) 325-8968  CHRIS SOO             FAX #
            P.O. BOX 10148
            STAMFORD, CT 06904
            USA     PROFILE: AMS, DEALER

0090877     RAST COMPUTER SERVICES, INC.                  (718) 805-0188  TARANTOLA, SAL                003
            141-60 84TH ROAD, SUITE 6M                    (718) 805-0377                        FAX
            BRIARWOOD, NY 11435
            USA     PROFILE: AMS, SERV, DEALER, ASSC-D

0010753     REAL TIME SYSTEMS                             (714) 820-2219  PECORARO, VINCENT             001
            861 HAWTHORNE AVENUE                                                                FAX #
            BLOOMINGTON, CA 92316
            USA     PROFILE: AMS, DEALER

9210450     REALTYME INTERACTIVE SYSTEMS                  (513) 528-3553  H. LEE SPADA, PRES            003
            496 CINCINNATI-BATAVIA PIKE                   (513) 528-3587  HOWARD               FAX #
            SUITE 302
            CINCINNATI, OH 45244
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 04/13/93  10:25 PD  :
                           ----

9210470     RELIANCE SYSTEMS, INC.                        (212) 219-3292  JOHN TOMASELLI                003
            99 HUDSON STREET 2ND FLOOR                    (212) 334-0135  NINA                  FAX #
            NEW YORK, NY  10013
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 10/15/93  08:40 PD  : MAIL RETURNED, PHONE DISCONNECTED. OK TO
                           TERMINATE PER PHIL SMITH.
                           ----

9410860     ROBERT L. MEYERS & ASSOC.                     (213) 633-8443  ATTEN: ROBERT MEYERS
            7332 ADAMS                                                    W1086
            PARAMOUNT, CA 90723
            USA     PROFILE: AMS, DEALER

0090992     S B H ENTERPRISES INC.                        (314) 671-1330  STEPHEN B. HENKEL             003
            5887 SERENE DRIVE                             (314) 671-1340                        FAX #
            HOUSE SPRINGS, MO 63051


                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
            USA     PROFILE: AMS, SERV, DEALER, ASSC-D
            SALES MEMOPAD: - 01/19/95 07:33 PD   : APPLICATION FOR ASSOCIATE DEALERSHIP SENT
                           OUT
                           ----

0091234     SAGUARO DATA SYSTEMS                          (602) 946-2983  JESS ROBERTS, PRES.           001
            4100 E. BROADWAY RD. #150                     (602) 946-9364  BARBARA               FAX #
            PHOENIX, AZ 85040-8810
            USA     PROFILE: AMS, SERV, DEALER
            SALES MEMOPAD: FAX 602-946-9364
                           - 10/07/94 04:18 PD   : MAILER FLAG FLIPPED - POST OFFICE IS UNABLE
                           TO FORWARD THEIR MAIL
                           ----

9410460     SANDERS SOFTWARE SYSTEMS                      (714) 642-6595  ATTEN: RAYFORD SANDERS        093
            1963 BALEARIC DR                                              W1046
            COSTA MESA, CA 92626
            USA     PROFILE: AMS, DEALER

9410640     SELECT DATA SYSTEMS INC.                      (619) 727-0060  ATTEN: PETER SERVOLD
            1141 COLUMBUS WAY                                             W1064
            VISTA, CA  92083
            USA     PROFILE: AMS, DEALER

9420240     SOFTAC, CORPORATION                           (503) 636-4626
            4000 KRUSE WAY PLACE                                          W2024
            LAKE OSWEGO, OR  97035
            USA     PROFILE: AMS, DEALER

9210910     SOFTWARE CO-OP INC                            (201) 355-7700  BENDER, BRUCE                 003
            1284 N. BROAD STREET                                          E1091
            HILLSIDE, NJ  07205
            USA     PROFILE: AMS, DEALER

0091225     SOFTWARE CONCEPTS, INC.                       (416) 475-4145  COY, PETER N.                 005
            60 CENTURIAN DR. SUITE 112                    (416) 940-3606  LLOYD HOFFMAN         FAX #
            MARKHAM, ONTARIO, L3R 9R2
            CANADA  PROFILE: AMS, DEALER
            SALES MEMOPAD: - 10/01/92 PD         : TERMINATATION FINAL
                           ----
                           ----

9410570     SOFTWARE EXCHANGE, INC., THE                  (314) 275-7777  ROSS, THOMAS A.               003
            1810 CRAIG RD., SUITE 102                     (314) 275-7608                        FAX #
            ST LOUIS, MO  63146
            USA     PROFILE: AMS, DEALER

0010918     SOFTWARE, MANAGEMENT CONSULTANT               (407) 880-6400  MAIORIELLO, AL                003
            ATTN: AL MAIORIELLO                           (407) 880-9783  HEIDI                 FAX #
            380 SEMORAN COMMERCE PL. B208
            APOPKA, FL  32703
            USA     PROFILE: AMS, DEALER

ESD12:ARCAP2.000   OPERATOR:PD       DATE: 03/13/95, O2:37:58 PM       PAGE: 20

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
0010867     SOFTWARE MARKETING ASSOCIATES                 (203) 721-8929  LUNDEN, JIM                   003
            2080 SILAS DEANE HIGHWAY                      (203) 257-9679  A M S I               FAX #
            ROCKY HILL, CT 06067-2347
            USA     PROFILE: AMS, DEALER

9220450     SOFTWARE SUPPORT TEAM, INC.                   (407) 969-2882  PEACOCK, AL                   003
            3900 WOODLAKE BLVD.                           (407) 964-2664  E2045    FAX NUMBER
            SUITE 200
            LAKE WORTH, FL  33463
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: SECOND CONTACT: MARYSE PEACOCK

0091353     SOFTWARE SUPPORT TEAM, INC.###                (407) 969-2882  PEACOCK,AL                    003
            3900 WOODLAKE BLVD., SUITE 200                (407) 964-2662  MARYSE PEACOCK        FAX #
            LAKE WORTH, FL  33463
            USA     PROFILE: AMS, DEALER

0091251     SOUTHEASTERN COMP. CONSULTANTS                (615) 791-1795  PIGG, JIM                     003
            128 HOLIDAY COURT, STE 114                    (615) 791-4932                        FAX #
            FRANKLIN, TN  37064
            USA     PROFILE: AMS, DEALER

0031931     SOUTHERN COMPUTER SPECIALTIES                 (404) 242-5888  BRADLEY, STEVE                003
            5120 RUNNING FOX TRAIL                        (404) 441-9588                        FAX #
            **
            NORCROSS, GA  30071
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 06/06/94 02:09 PD   : FORMERLY H & H ENTERPRISES
                           ----

9410490     STAR GLASS SERVICES, LTD.                     (504) 456-9063
            2600 NORTH HULLEN STREET                                      W1049
            METAIRIE, LA  70002
            USA     PROFILE: AMS, DEALER

0010875     SURVEYS INCORPORATED                          (203) 355-8570  DOWNIE, CHRISTOPHER           003
            P. O. BOX 528                                 (203) 354-0669                        FAX #
            SHERMAN, CT  06784-0528
            USA     PROFILE: AMS, DEALER

0010915     SWAN CONSULTING, INC.                         (813) 682-1658  SWAN, GEORGE N. L.            003
            2110 SYLVESTER RD, SUITE 5                    (813) 682-1658                        FAX #
            LAKELAND, FL  33803
            USA     PROFILE: AMS, DEALER

9219850     SYSTEM STRATEGIES, INC.                       (404) 242-1659  GITLIN, DEAN                  092
            6961 PEACHTREE INDUSTRIAL BLVD                (404) 242-1642  E1085                 FAX #
            NORCROSS, GA  30071
            USA     PROFILE: AMS, DEALER

9210851     SYSTEM STRATEGIES, INC.                                       E1085-1
            801 S. GRAND PLAZA
            LOS ANGELES, CA  90017
            USA     PROFILE: AMS, DEALER

ESD12:ARCAP2.000   OPERATOR:PD       DATE: 03/13/95, 02:38:23 PM       PAGE: 21

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
9210930     SYSTEMS & SOFTWARE SOLUTIONS                  (813) 645-7692  ATTN: FRED REGISTER           000
            906 SAGO PALM WAY                                             E1093
            APOLLO BEACH, FL  33570
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: ----

9410510     SYSTEMS SOLUTIONS INC.                        (602) 955-5566  KAKAR, RAJESH                 001
            2108 E. THOMAS ROAD                           (602) 955-0085  KENDA                 FAX #
            PHOENIX, AZ  85016-7758
            USA     PROFILE: AMS, DEALER

9220480     TAURUS BUSINESS SYSTEMS INC.                  (603) 437-4705  HOLMES, NED                   003
            P. O. BOX 905                                 (603) 437-3941  NED HOLMES            FAX #
            LONDONDERRY, NH  03053-0905
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 02/11/92 12:34 PD   : FORMERLY GEMSTONE COMPUTER
                           SHIPPING ADDRESS:  46 NASHUA ROAD, SUITE 13A
                                              LONDONDERRY, NH  03053
                           - 06/29/92 10:00 PD   :
                           ----

0010932     TAURUS COMPUTER GROUP                         (315) 431-0212  WAGNER, DANIEL J.             003
            461 MANLIUS CENTER RD.                        (315) 431-0214                        FAX #
            P. O. BOX 89
            E. SYRACUSE, NY  13057
            USA     PROFILE: AMS, DEALER

0095621     TECHTRON SYSTEMS, INC.                        (908) 355-2244  COHEN, JONATHAN               003
            450 YORK STREET                               (908) 527-6060  JAN                   FAX #
            **
            ELIZABETH, NJ  07201
            USA     PROFILE: AMS, DEALER

9410770     TEXAS COMPUTER MANAGEMENT                                     ATTEN: RUDY RUIZ
            703 S. BLANCO                                                 W1077
            LOCKHART, TX  78644
            USA     PROFILE: AMS, DEALER

9210650     THE MUSICLAND GROUP                          (612) 932-7700   ATTN:T HOLMES/ACCTS PAYAB
            7500 EXCELSIOR BLVD                                           E1065
            MINNEAPOLIS, MN  55426
            USA     PROFILE: AMS, DEALER

0010925     THE ORODELL GROUP, INC.                       (310) 988-9231  MOECKEL, LUTZ E.              001
            2321 E. 28TH ST., STE 404                     (310) 427-7865                        FAX #
            LONG BEACH, CA  90806
            USA     PROFILE: AMS, DEALER

0091213     TOMARK-CYBER ASSOCIATES                                       MANZOLILLO, TONY             003
            29 CONTINENTAL PLACE                                          E1083
            GLEN COVE, NY  11542
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: - 08/12/91 12:52 PD   : TERMINATION LETTER SENT 8/12/91 - EFFECTIVE

ESD12:ARCAP2.000   OPERATOR:PD       DATE: 03/13/95, 02:38:43 PM       PAGE: 22

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
                              10/16/91
                              -  10/16/91 08:14 PD : TERMINATED  10/16/91
                              ----
                              -  10/23/91 03:20 PD :

9210460     TREN TECH, INC.                               (201) 593-9200  DI MEO, LOU                   003
            23 VREELAND ST.                               (201) 593-9222  E1046     FAX NUMBER
            2ND FLOOR
            FLORHAM PARK, NJ  07932
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: NAME CHANGE FORM QUADRA TECHNOLOGY
                           -  09/14/92 10:49 PD    : MAIL BEING RETURNED - MAILER FLAG FLIPPED
                           TO "N"
                           - 09/25/92 10:49 PD     : OUT OF BUSINESS PER PHIL SMITH - TERMINATED
                           ----

9210461     TREN TECH, INC.                               (212) 371-6020  DIMEOANK, LOU G.              003
            USE ACCT # 9210460                                            E1046-1
            NJ  07932
            USA     PROFILE: AMS, DEALER
            SALES MEMOPAD: FORMERLY QUADRA TECHNOLOGY

9210750     TSE SOFTWARE ENTERPRISES, INC.                (305) 484-5268  ATTN: J. KELLGREN
            1640 W OAKLAND PARK BD STE 303                                E1075
            FT. LAUDERDALE, FL  33311
            USA     PROFILE: AMS, DEALER

9410820     UNIQUE COMPUTER SOLUTIONS, INC                (714) 646-8971  ATTN: JERRY BURLEY
            170 EAST 17TH ST STE 206                                      W1082
            COSTA MESA, CA  92627
            USA     PROFILE: AMS, DEALER

0031764     UNISOL CORPORATION                            (201) 507-0800  PRICE, ROMAN                  003
            1099 WALL STREET WEST                         (201) 507-9796  C & W 6-21-94         FAX #
            LYNDHURST, NJ  07071
            USA     PROFILE: AMS, DEALER

0031848     VEREX CORPORATION                             (702) 361-3557  DE ANGELO, LARRY              001
            6253 INDUSTRIAL ROAD #F                       (702) 361-3376  ARLENE                FAX #
            LAS VEGAS, NV  89118
            USA     PROFILE: AMS, DEALER

0010897     VERSYS SOFTWARE LTD.                          (604) 940-8854  WRIXON, RANDY                 004
            4917 DELTA STREET                             (604) 940-1867  DEBBIE                FAX
            DELTA, B.C., V4K 2V1
            CANADA  PROFILE: AMS, DEALER, DEV

0010802     W-TECHNOLOGY                                  (916) 971-9071  WELLBORN, ROGER               001
            P.O. BOX  60787
            SACRAMENTO, CA  95860-0787
            USA     PROFILE: AMS, DEALER, DEV

                                                          PHONE-1         CONTACT-1
CUST #      NAME                                          PHONE-2         CONTACT-2                     SLSMAN
- --------------------------------------------------------------------------------------------------------------
9210870     WILLIAMS, BROWN & CO., INC.                   (212) 840-3435  BROWN, CAROL W.               003
            SUITE 1108                                    (212) 840-3449                        FAX #
            19 WEST 44TH STREET
            NEW YORK, NY 10036
            USA                          PROFILE: AMS, DEALER, DEV
        SALES MEMOPAD: FAX - 212-228-2782
                       -  03/02/94  02:23 PD        : FORMERLY WINTHROP, BROWN & CO.
                       ----

9420260     WORLDLINX TELECOMMUNICATIONS                  (416) 350-1000  JIM BETTS                     004
            BCE PLACE/181 BAY STREET, #350                (416) 350-1001  DIANA EVERTS          FAX #
            P O BOX 851
            TORONTO, M5J 2T3
            CANADA                       PROFILE: AMS, DEALER
        SALES MEMOPAD: FAX =
                             416-890-6789
                       -  01/15/93 08:18 PD         : FORMERLY IIS TECHNOLOGIES
                       ----

9410950     YODER SYSTEMS                                 (916) 488-5900  ATTN: SHARON YODER            000
            3451 LONGVIEW DR  STE 140                                     W10N95
            N. HIGHLANDS, CA 95660
            USA                          PROFILE: AMS, DEALER

9410780     Z-BASE COMPUTER SERVICES                      (714) 963-9483
            CUSTOMER DELETED PER SALES                                    W1078
            FOUNTAIN VALLEY, CA 92708
            USA                          PROFILE: AMS, DEALER

T-O-T-A-L   CUSTOMER TYPE-MD RECORDS PRINTED:                       195


                                                                       EXHIBIT C
                                                                       ---------


     System 1:  ICE HOST (ICE = Intell's In-Circuit Emulator for Debugging)
     ---------------------------------------------------------------------

1 Summit 2000 - WYSE 386/16 with 4MB memory
1 PRIAM V185 71 MB disk drive
1 5.25" floppy drive
1 150MB WANGTEK tape drive
1 keyboard
1 monochrome video card and monitor
MS-DOS


                             System 2:  ICE TARGET
                             ---------------------

1 Summit 2000 - WYSE 386/16 with 4MB memory
1 MINISCRIBE 42MB disk drive
1 MAXPEED 16 port - ASSET TAG #10662
1 WYSE 8 port
1 60MB WANGTEK tape drive
1 3.5" floppy drive
1 5.25" floppy drive
1 TMI card in machine (part of ICE)( 2 spare TMI CPU chip cards for ICE - not installed)
1 box of various chips for TMI CPU cards - not installed
1 DigiBoard host adapter card - not installed
1 DigiBoard concentrator - not installed
1 Catamount 1/2" tape controller - not installed
1 AM303-20 with SSD
MS-DOS


                            System 3 - Development
                            ----------------------

486SX/20 with 8MB memory
1 MAXTOR 310 SCSI drive and Adaptec controller
1 MAXPEED 8 port controller
1 Tandberg tape drive and controller
1 3.5" floppy drive
1 5.25" floppy drive
1 AM303-20 SSD
MS-DOS


              ICE Board - Bridge between ICE HOST and ICE TARGET
              --------------------------------------------------